SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 14, 2002
                                 ---------------
                        (Date of earliest event reported)


                                 vFINANCE, INC.
                                 --------------
             (Exact name of Registrant as specified in its charter)



        Delaware                   1-11454-03                    58-1974423
        --------                   ----------                    ----------
(State of incorporation       (Commission File No.)            (IRS Employer
    or organization)                                         Identification No.)



                      3010 North Military Trail, Suite 300
                            Boca Raton, Florida 33431
                            -------------------------
                    (Address of principal executive offices)


                                 (561) 981-1000
                                 --------------
              (Registrant's telephone number, including area code)

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Item 9.  Regulation FD Disclosure

         Simultaneously with the filing of the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, the Company furnished the Securities and Exchange Commission with the written statements of the Chief Executive Officer and Chief Financial Officer of the Company required by Section 906 of the Sarbanes-Oxley Act of 2002. Such certifications are also being furnished herewith as Exhibits 99.1 and 99.2 pursuant to Regulation FD.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        vFINANCE, INC.



                                        By: /s/ Leonard J. Sokolow
                                            ----------------------
                                        Name:  Leonard J. Sokolow
                                        Title:  Chief Executive Officer


Date:  August 14, 2002

EXHIBIT INDEX

Exhibit  Description
-------  -----------

99.1 Certification of the Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of the Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.